SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2003 (January 8, 2003)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania (Address of principal executive offices)		19317 (Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
PRESS RELEASE

Item 5. Other Events.

     On January 8, 2003, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated January 8, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)

	By:	/s/ Carol A. Ammon

Name: Carol A. Ammon Title: Chairman & Chief Executive Officer

Dated: January 8, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated January 8, 2003